UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

Technology Solutions Company
 (Exact name of registrant as specified in its charter)

Delaware	000-19433	36-3584201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Monroe Street, Suite 2600 Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 228-4500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 6, 2009, Technology Solutions Company issued a press release announcing that a special meeting of stockholders (the “Special Meeting”) will be held on Monday, April 27th, at 8:15 a.m. (Central), at its offices located at 55 East Monroe Street, Suite 2600, Chicago Illinois, 60603. Stockholders of record as of the close of business on April 3, 2009 will be entitled to notice of and vote at the Special Meeting.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of Technology Solutions Company dated April 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: April 7, 2009

By: /s/     Timothy G. Rogers
Name: Timothy G. Rogers
Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Technology Solutions Company dated April 6, 2009